UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2026

PHATHOM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39094	82-4151574
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Campus Drive, Suite 102
Florham Park, New Jersey 07932
(Address of principal executive offices) (Zip Code)

(877) 742-8466

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PHAT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 23, 2026, Phathom Pharmaceuticals, Inc. (“Phathom” or the “Company”) announced that BDR Pharmaceuticals International Pvt. Ltd. (“BDR”) has filed suit against the U.S. Food and Drug Administration (“FDA”) and related Federal Defendants in the United States District Court for the District of Columbia, principally challenging FDA’s alleged refusal to receive an abbreviated new drug application (“ANDA”) referencing Phathom’s new drug application (“NDA”) for VOQUEZNA. In the suit, BDR alleges that FDA has improperly applied the GAIN Act to extend Phathom’s New Chemical Entity (“NCE”) exclusivity for VOQUEZNA (vonoprazan fumarate) tablets. Phathom is evaluating the BDR filings, but believes that FDA carefully and correctly evaluated this issue in its June 6, 2025 grant of Phathom’s December 11, 2024 Citizen Petition, in which FDA recognized 10 years of NCE exclusivity for VOQUEZNA tablets through May 3, 2032. Phathom intends to take appropriate action to protect its statutory exclusivities.

Forward Looking Statements

This report contains forward-looking statements, including without limitation statements regarding: Phathom’s belief that FDA correctly evaluated and recognized the GAIN Act extension of the NCE exclusivity for VOQUEZNA tablets; Phathom’s intent to take appropriate actions to protect its statutory exclusivities; the expected duration of NCE exclusivity for VOQUEZNA tablets; and the potential timing and outcome of the litigation filed by BDR. These statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including the risk that: BDR may succeed in its challenge to FDA’s recognition of the GAIN Act extension of NCE exclusivity for VOQUEZNA tablets which would result in a reduction in the period of regulatory exclusivity and permit FDA to receive and potentially approve ANDAs referencing VOQUEZNA tablets earlier than currently anticipated; the litigation, including any appeals, may be lengthy, costly and distracting to management, and its timing and outcome are uncertain; developments in the litigation, or public perception of them, may hurt Phathom’s stock price, VOQUEZNA sales, or Phathom’s business, financial condition and prospects; Phathom may not be able to obtain and maintain intellectual property protection, including patent term extensions, and may not be able to maintain non-patent regulatory exclusivity for VOQUEZNA for the time periods it expects or at all; Phathom may be unsuccessful in defending its Orange Book-listed patents against challenges by third parties; Phathom may face competition earlier than expected if it loses any of regulatory or patent protection or non-patent regulatory exclusivity for VOQUEZNA tablets, including as a result of an adverse outcome in the BDR litigation; and other risks described in Phathom’s prior filings with the Securities and Exchange Commission (SEC), including under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Phathom undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHATHOM PHARMACEUTICALS, INC.

Date: October 23, 2026	By:	/s/ Anne Marie Cook
Anne Marie Cook
Chief Legal Officer